                                                                    EXHIBIT 99.2

                   AMERICAN GENERAL HOSPITALITY CORPORATION

                     PRO FORMA CONSOLIDATED BALANCE SHEET

                              September 30, 1997

         The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the Company had completed (i) the sale of 2,671,705 shares of common stock to certain investment funds and separate accounts advised by ABKB/LaSalle Securities Limited Partnership and LaSalle Advisors Limited Partnership (the "ABKB Offering") and the follow-on primary offering of 4,250,000 shares of common stock (the "Second 1997 Offering") and (ii) the acquisition of the 40 Acquired and Proposed Acquisition Hotels (collectively with the 26 current hotels the "Hotels") including the Prime Portfolio Acquisition Hotels, the Potomac Portfolio Acquisition Hotels, the FSA Portfolio Acquisition Hotels, the Holiday Inn O'Hare International Hotel and the Madison Hotel Acquisition as of September 30, 1997.

         In management's opinion, all material adjustments necessary to reflect the effect of these transactions have been made.

         The following unaudited Pro Forma Consolidated Balance Sheet is derived from the Company's Consolidated Balance Sheet as of September 30, 1997 and should be read in conjunction with the financial statements filed with American General Hospitality Corporation's Quarterly Report on Form 10-Q for the nine months ended September 30, 1997.

         The following Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of September 30, 1997, nor does it purport to represent the future financial position of American General Hospitality Corporation.

                   AMERICAN GENERAL HOSPITALITY CORPORATION
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              September 30, 1997
                                 (unaudited)

                                               ABKB Offering
                                                  Phase I                          Hotel Acquisitions
                               Company          and Second                            and Pro Forma
                              Historical       1997 Offering         Pro Forma          Offerings             Combined
                                 (A)                (B)            Balance Sheet         (C)(D)               Pro Forma
                            -------------      --------------      -------------      -------------        ---------------
           ASSETS

Investment in hotel
  properties, net.......... $544,181,550                           $544,181,550       $790,022,876 (I)     $1,334,204,426
Cash and cash equivalents..    1,537,567                              1,537,567                                 1,537,567
Restricted cash............      653,796                                653,796                                   653,796
Accounts receivable, net...    9,740,389                              9,740,389                                 9,740,389
Deferred expenses, net.....    4,670,759                              4,670,759          1,499,900 (J)          6,170,659
Other assets...............      981,170                                981,170                                   981,170
Notes receivable - Lessee..      248,160                                248,160                                   248,160
                            -------------      --------------      -------------      -------------        ---------------
    Total assets........... $562,013,391                           $562,013,391       $791,522,776         $1,353,536,167
                            =============      ==============      =============      =============        ===============

      LIABILITIES AND
   SHAREHOLDERS' EQUITY

Debt....................... $ 36,336,431                           $ 36,336,431       $ 32,459,365 (K)         68,795,796
Debt, Line of Credit.......  180,501,000       $(127,938,823) (E)    52,562,177        409,838,783 (L)        462,400,960
Distributions payable......    7,239,591                              7,239,591                                 7,239,591
Accounts payable, trade,
  accrued expenses and
  other liabilities........   11,602,161                             11,602,161                                11,602,161
Minority interest in
  Operating Partnership....   41,705,512           3,222,148 (F)     44,927,660 (F)     45,358,121 (M)         90,285,781
                            -------------      --------------      -------------      -------------        ---------------
    Total liabilities......  277,384,695        (124,716,675)       152,668,020        487,656,269            640,324,289
                            -------------      --------------      -------------      -------------        ---------------
Common stock...............      147,701              49,401 (G)        197,102            114,865                311,967
Additional paid-in
  capital..................  286,863,208         124,667,274 (H)    411,530,482        303,751,642            715,282,124
Unearned officers'
  compensation.............     (769,167)                              (769,167)                                 (769,167)
Earnings in excess of
  distributions............   (1,613,046)                            (1,613,046)                               (1,613,046)
                            -------------      --------------      -------------      -------------        ---------------
    Total shareholders'
      equity...............  284,628,696         124,716,675        409,345,371        303,866,507            713,211,878
                            -------------      --------------      -------------      -------------        ---------------
    Total liabilities
      and shareholders'
      equity............... $562,013,391       $                   $562,013,391       $791,522,776         $1,353,536,167
                            =============      ==============      =============      =============        ===============

                   AMERICAN GENERAL HOSPITALITY CORPORATION

                NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(A) Represents the historical balance sheet of the Company as of September 30, 1997.
(B) Represents the net proceeds and related allocation to minority interest in connection with (i) the sale of approximately $18 million of common stock to certain investment funds and separate accounts advised by ABKB/LaSalle Securities Limited Partnership (the "ABKB Offering Phase I") and (ii) the follow-on primary offering of 4,250,000 shares of common stock (the "Second 1997 Offering").
(C) Represents the acquisition of the assets relating to the Acquired and Proposed Acquisition Hotels, including estimated closing costs. The acquisitions are financed through borrowings under the Company's Line of Credit, the assumption of indebtedness and the issuance of approximately 1,902,457 units of limited partnership interests of Operating Partnership ("OP Units"). Additionally, franchise transfer costs of $1,499,900 related to the Acquired and Proposed Acquisition Hotels were estimated.
(D) Represents the net proceeds and related allocation to minority interest in connection with (i) the sale of approximately $50 million of common stock to certain investment funds and separate accounts advised by ABKB/LaSalle Securities Limited Partnership and LaSalle Advisors Limited Partnership (the "ABKB Offering Phase II", together with the ABKB Offering Phase I, the "ABKB Offering") and (ii) a pro forma follow-on primary offering of 9,500,000 shares of common stock (the "Pro Forma 1998 Offering") at $27.6875 per share (the last reported sale price of the Common Stock on the New York Stock Exchange) to decrease its Line of Credit. The Prime Group II Acquisition may be closed at any time from September 30, 1998 through March 31, 1999, at the option of the Company. Because the Company is able to control the timing of the acquisition, it will endeavor to consummate the Pro Forma 1998 Equity Offering at such time that it is able to secure favorable pricing and maximize the proceeds from that offering.
(E) Represents the use of the net proceeds from the ABKB Offering Phase I and the Second 1997 Offering to repay borrowings outstanding at September 30, 1997. The Company's borrowing limit under its current Line of Credit is $300 million. The Company has received a commitment from its credit facility lenders to increase the Credit Facility to $600 million.
(F) Represents the recognition of minority interest in the Operating Partnership that will not be owned by the Company (9.9%).
(G) Represents the $0.01 par value of (i) the 688,837 shares of common stock issued in connection with the ABKB Offering Phase I and (ii) 4,250,000 shares of common stock issued in connection with the Second 1997 Offering.
(H) Represents the net proceeds from the ABKB Offering Phase I and the Second 1997 Offering.
(I) Represents the increase resulting from the purchase of Acquired and Proposed Acquisition Hotels, including estimated closing costs (the purchase included only the land, building and improvements and furniture, fixtures and equipment).
(J) The increase represents the estimated franchise transfer costs relating to the Acquired and Proposed Acquisition Hotels.
(K) Represents the mortgage indebtedness assumed on three of the Acquired and Proposed Acquisition Hotels.
(L) Represents the borrowings made under the Company's Credit Facility and the repayment of borrowings with the net proceeds from the ABKB Offering Phase II and the Pro Forma 1998 Offering.
(M) Represents the issuance of 1,902,457 of OP Units and the recognition of minority interest in the Operating Partnership that will not be owned by the Company (11.2%).
(N) Represents the $0.01 par value of (i) the 1,982,868 shares of common stock issued in connection with the ABKB Offering Phase II and (ii) 9,500,000 shares of common stock issued in connection with the Pro Forma 1998 Offering.
(O) Represents the net proceeds from the ABKB Offering Phase II and the Pro Forma 1998 Offering after the appropriate allocations to common stock and minority interest in the Operating Partnership.

                   AMERICAN GENERAL HOSPITALITY CORPORATION

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                     For the Year Ended December 31, 1996
                 and the Nine Months Ended September 30, 1997


         The following unaudited Pro Forma Consolidated Statements of Operations are presented as if the Company had completed (i) the initial public offering of 8,075,000 shares of common stock (the "IPO"), the follow-on primary public offering of 6,368,300 shares of common stock (the "1997 Public Offering"), the sale of 2,671,705 shares of common stock to certain investment funds and separate accounts advised by ABKB/LaSalle Securities Limited Partnership and LaSalle Advisors Limited Partnership (the "ABKB Offering") and the follow-on primary offering of 4,250,000 shares of common stock (the "Second 1997 Offering") and (ii) the acquisition of the 26 hotels and office building owned as of September 30, 1997 and the acquisition of the 40 Acquired and Proposed Acquisition Hotels (collectively the "Hotels") including the Prime Portfolio Acquisition Hotels, the Potomac Portfolio Acquisition Hotels, the FSA Portfolio Acquisition Hotels, the Holiday Inn O'Hare International Hotel and the Madison Hotel Acquisition as of January 1, 1996.

         In management's opinion, all material adjustments necessary to reflect the effect of these transactions have been made.

         The following unaudited Pro Forma Consolidated Statements of Operations are derived from the Company's Consolidated Statements of Operations as of December 31, 1996 and September 30, 1997 and should be read in conjunction with the financial statements filed with American General Hospitality Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Report on Form 10-Q for the nine months ended September 30, 1997, respectively

         The following Pro Forma Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been assuming such transactions had been completed as of January 1, 1996.

                   AMERICAN GENERAL HOSPITALITY CORPORATION
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the Year Ended December 31, 1996
                                 (unaudited)

                               Historical                    Second                       Hotel
                              July 31, 1996               Quarter 1997  ABKB Offering  Acquisitions
                                 through                  Acquisitions    Phase I          and        Pro Forma
                              December 31,    Pro Forma     Pro Forma    and Second     Pro Forma     Year Ended
                                  1996       Adjustments   Adjustments  1997 Offering   Offerings     December 31,
                                   (A)           (B)           (B)           (C)          (B)(C)          1996
                              -------------- ------------ ------------ -------------- -------------   -------------
Revenues

  Participating Lease
    revenue (D)..............   $13,387,719  $32,064,815  $20,324,107                 $ 80,622,571    $146,399,212
  Office building rental
    income (E)...............                               2,143,833                                    2,143,833
  Interest income (F)........       108,075       (8,602)                                                   99,473
                              -------------- ------------ ------------ -------------- -------------   -------------
    Total revenue............   $13,495,794  $32,056,213  $22,467,940                 $ 80,622,571    $148,642,518
                              -------------- ------------ ------------ -------------- -------------   -------------
Expenses

  Depreciation (G)...........     2,635,380    6,983,615    6,852,384                   30,539,495     47,010,874
  Amortization (H)...........       273,425      636,028      334,047                      149,990      1,393,490
  Real estate and personal
    property taxes and
    property insurance (I)...     1,444,592    3,611,733    2,111,542                    9,102,827     16,270,694
  Office building
    operating expense (E)....                               1,344,552                                   1,344,552
  General and
    administrative (J).......       822,113      877,887      233,488                    1,066,648      3,000,136
  Ground lease expense (K)...       545,279      504,245                                 5,581,514      6,631,038
  Amortization of
    unearned officers'
    compensation (L).........        36,979       51,771                                                   88,750
  Interest expense (M).......     1,412,117    1,707,104   11,678,888     (9,595,412)   33,075,130     38,277,827
                              -------------- ------------ ------------ -------------- -------------  -------------
    Total expenses...........     7,169,885   14,372,383   22,554,901     (9,595,412)   79,515,604    114,017,361
                              -------------- ------------ ------------ -------------- -------------  -------------

  Income before
    minority interest........     6,325,909   17,683,830      (86,961)     9,595,412     1,106,967     34,625,157
  Minority interest (N)......     1,196,728                                                             3,890,689
                              ==============                                                         =============
  Net income applicable to
    common stockholders......   $ 5,129,181                                                          $ 30,734,468
                              ==============                                                         =============
  Net income per
    common share.............   $      0.63                                                          $       0.98
                              ==============                                                         =============
  Weighted average number
    of shares of common
    stock outstanding........     8,170,029                                                            31,296,980
                              ==============                                                         =============

                   AMERICAN GENERAL HOSPITALITY CORPORATION
                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                  (unaudited)

                                             Historical
                                            Nine Months                ABKB Offering     Hotel
                                               Ended                      Phase I    Acquisitions  Pro Forma Nine
                                            September 30,  Pro Forma    and Second   and Pro Forma  Months Ended
                                                1997      Adjustments  1997 Offering   Offerings   September 30,
                                                (O)           (P)          (C)           (B)(C)        1997
                                            ------------- ------------ ------------- ------------- --------------
Revenues

  Participating Lease revenue (D)..........  $42,108,012  $13,549,658                 $72,539,863   $128,197,533
  Office building rental income (E)........      592,629    1,134,582                                  1,727,211
  Interest income (F)......................      738,688                                                 738,688
                                            ------------- ------------ ------------- ------------- --------------
    Total revenue..........................   43,439,329   14,684,240                  72,539,863    130,663,432
                                            ------------- ------------ ------------- ------------- --------------

Expenses

  Depreciation (G).........................    9,209,942    3,790,044                  23,260,121     36,260,107
  Amortization (H).........................      763,975      168,649                     112,493      1,045,117
  Real estate and personal property
    taxes and property insurance (I).......    4,929,000    1,099,916                   7,198,552     13,227,468
  Office building operating expense (E)....      303,979      658,611                                    962,590
  General and administrative (J)...........    1,450,116                                  799,986      2,250,102
  Ground lease expense (K).................      956,518                                4,468,555      5,425,073
  Amortization of unearned
    officers' compensation (L).............       81,354                                                  81,354
  Interest expense (M).....................    5,973,945    6,772,725    (7,196,559)   25,443,857     30,993,968
                                            ------------- ------------ ------------- ------------- --------------
    Total expenses.........................   23,668,829   12,489,945    (7,196,559)   61,283,564     90,245,779
                                            ------------- ------------ ------------- ------------- --------------

  Income before minority interest..........  $19,770,500  $ 2,194,295   $ 7,196,559   $11,256,299   $ 40,417,653

  Minority interest (N)....................    2,558,352                                               4,541,568
                                            -------------                                          --------------

  Net income applicable to
    common stockholders....................  $17,212,148                                            $ 35,876,085
                                            =============                                          ==============
  Net income per common share..............  $      1.25                                            $       1.15
                                            =============                                          ==============

  Weighted average number of shares
    of common stock outstanding............   13,768,442                                              31,296,980
                                            =============                                          ==============


                   AMERICAN GENERAL HOSPITALITY CORPORATION

           NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(A) Represents the historical consolidated statement of operations of the Company for the period July 31, 1996 (inception of operations) through December 31, 1996.
(B) Represents the adjustments to reflect the pro forma operations of the 20 hotels acquired prior to April 1, 1997 that were owned by the Company as of September 30, 1997, the 6 hotels acquired during the second quarter during 1997 ("Second Quarter 1997 Acquisitions") that were owned by the Company as of September 30, 1997 and the 40 Acquired and Proposed Acquisition Hotels (together, the "Hotels") as if all of the Hotels were acquired on January 1, 1996 and leased to a Lessee pursuant to a Participating Lease since that date.
(C) Represents the adjustments to interest expense due to the change in borrowings outstanding after the ABKB Offering, the Second 1997 Offering and the Pro Forma 1998 Offering.
(D) Represents lease payments from the Lessees to the Operating Partnership pursuant to the Participating Leases calculated on a pro forma basis by applying the rent provisions of the Participating Leases to the revenues of the Hotels. The departmental revenue thresholds in the Participating Leases are seasonally adjusted for interim periods.
(E) Represents the rental income and operating expenses associated with the Houston Office Building.
(F) Represents interest income on the advance to AGH Leasing for the purchase of certain furniture, fixtures and equipment from the Company. The current balance is $248,160.
(G) Represents depreciation on the Hotels. Pro forma depreciation is computed based upon estimated useful lives of 39 years for buildings and improvements and 5 years for furniture, fixtures and equipment.
(H) Represents amortization of deferred loan costs related to the Company's Credit Facility, amortization of franchise transfer costs and amortization of organizational costs and other deferred expenses. Deferred loan costs are amortized utilizing a method which approximates the interest method over the remaining term of the Credit Facilities (including extension options). Franchise transfer costs are amortized over the term of the related franchise agreements which approximates 10 years. Organizational costs and other deferred expenses are amortized over terms ranging from 5 to 12 years.
(I) Represents amounts to be paid by the Operating Partnership for real estate and personal property taxes and property insurance. The amounts included were derived from the historical amounts paid with respect to the Hotels adjusted for estimated probable real estate and personal property tax increases.
(J) Represents estimated general and administrative expenses. The expenses include salaries and wages, professional fees, directors' and officers' insurance, Board of Directors' fees and other operating expenses.
(K) Represents the amounts to be paid by the Operating Partnership for ground leases underlying the properties. In addition to the four current hotels with ground leases, eight additional Acquired and Proposed Acquisition Hotels are subject to ground leases.
(L) Represents amortization of unearned officers' compensation represented by an aggregate of 50,000 shares of restricted common stock issuable to executive officers which shares vest 10% at the date of grant, 20% on the first and second anniversary dates of the IPO and 25% on the third and fourth anniversary dates of the IPO. The shares were issued at $17.75.
(M) Represents interest expense on the: Credit Facility, the mortgage indebtedness related to the Holiday Inn DFW South, the mortgage indebtedness related to the Courtyard by Marriott Secaucus, the mortgage indebtedness related to the DoubleTree Guest Suites Atlanta, the mortgage indebtedness related to the Radisson Hotel Arlington Heights, the mortgage indebtedness related to the Crowne Plaza Portland, the mortgage indebtedness related to the Ramada Plaza Shelton and the mortgage indebtedness related to the Holiday Inn O'Hare International Airport. Also, represents the adjustment to interest expense due to change in borrowings after the Pro Forma 1998 Offering is considered.
(N)      Calculated at 11.2% of income before minority interest.
(O) Represents the Company's historical statement of operations for the nine months ended September 30, 1997.
(P) Represents the adjustments to reflect the pro forma operations of the 26 hotels that were owned by the Company as of September 30, 1997

                              AGH LEASING, L.P.

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                     For the Year Ended December 31, 1996
                and the Nine Months Ended September 30, 1997


         The following unaudited Pro Forma Consolidated Statements of Operations are presented as if the Company had completed the acquisition of the 26 hotels owned as of September 30, 1997 and the acquisition of 21 of the Acquired and Proposed Acquisition Hotels leased to AGH Leasing, L.P. (collectively the "AGH Hotels") including the Potomac Portfolio Acquisition Hotels, the FSA Portfolio Acquisition Hotels, the Holiday Inn O'Hare International Hotel and the Madison Hotel Acquisition as of January 1, 1996.

         In management's opinion, all material adjustments necessary to reflect the effect of these transactions have been made.

         The following unaudited Pro Forma Consolidated Statements of Operations are derived from the AGH Leasing's Consolidated Statements of Operations as of December 31, 1996 and September 30, 1997 and should be read in conjunction with the financial statements filed with American General Hospitality Corporation's Annual Report on Form 10-K for the year ended December 31, 1996 and Quarterly Report on Form 10-Q for the nine months ended September 30, 1997, respectively

         The following Pro Forma Consolidated Statements of Operations are not necessarily indicative of what the actual results of operations would have been assuming such transactions had been completed as of January 1, 1996.

                               AGH LEASING, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                     For The Year Ended December 31, 1996
                                  (unaudited)

                                             Historical July
                                                 31, 1996     September 30,    Acquired
                                                  through      1997 Hotels        And
                                               December 31,     Pro Forma      Proposed    Management Fees
                                                   1996        Adjustments   Acquisitions     Adjustment       Combined
                                                    (A)            (B)            (B)            (F)          Pro Forma
                                             ---------------  -------------  ------------  ---------------  ---------------
Revenues

  Room revenue (C).......................      $ 26,725,200   $ 110,086,642  $ 84,639,642                    $ 221,451,484
  Food and beverage revenue (C)..........         8,374,459      35,801,976    27,587,810                       71,764,245
  Other revenue (C)......................         1,691,472       7,845,837     6,369,467                       15,906,776
  Minority interest income D)............                         1,284,177                                      1,284,177
                                             ---------------  -------------- -------------  ---------------  ---------------
    Total revenue........................      $ 36,791,131   $ 155,018,632  $118,596,919                    $ 310,406,682
                                             ---------------  -------------- -------------  ---------------  ---------------

Expenses

  Property operating costs and
    expenses (E).........................         7,235,297      30,349,334    24,467,818                       62,052,449
  Food and beverage costs and
    expenses (E).........................         6,262,071      26,331,855    21,719,066                       54,312,992
  General and administrative (E).........         3,270,481      13,129,314    11,376,346                       27,776,141
  Advertising and promotion (E)..........         2,305,776      10,413,836     7,925,128                       20,644,740
  Repairs and maintenance (E)............         1,450,987       7,503,668     6,364,962                       15,319,617
  Utilities (E)..........................         1,628,490       6,835,787     6,356,010                       14,820,287
  Management fees (F)....................           947,632       4,123,386     2,363,095      (1,273,350)       6,160,763
  Franchise costs (G)....................           950,307       3,776,900     3,221,776                        7,948,983
  Depreciation (H).......................            26,250          36,750                                         63,000
  Amortization (I).......................             6,753                                                          6,753
  Interest expense (J)...................            13,314          18,375                                         31,689
  Other expense..........................            27,093         331,916                                        359,009
  Participating Lease expenses (K).......        13,387,719      52,388,922    37,730,212                      103,506,853
                                             ---------------  -------------- -------------  --------------  ---------------
    Total expenses.......................        37,512,170     155,240,043   121,524,413      (1,273,350)     313,003,276
                                             ---------------  -------------- -------------  --------------  ---------------
    Net loss.............................      $   (721,039)  $    (221,411) $ (2,927,494)    $ 1,273,350     $ (2,596,594)
                                             ===============  ============== =============  ==============  ===============

                               AGH LEASING, L.P.
                       PRO FORMA STATEMENT OF OPERATIONS
                 For the Nine Months Ended September 30, 1997
                                  (unaudited)

                                      Historical Nine  September 30,   Acquired
                                        Months Ended    1997 Hotels       And
                                       September 30,     Pro Forma     Proposed     Management Fees
                                            1997        Adjustments   Acquisitions    Adjustment        Combined
                                            (L)             (B)           (B)            (F)            Pro Forma
                                      ---------------  -------------  ------------  ---------------  ---------------
Revenues

  Room revenue (C)..................    $ 88,220,166    $25,705,067   $ 79,192,841                   $193,118,074
  Food and beverage revenue (C).....      22,974,602      9,163,567     23,298,450                     55,436,619
  Other revenue (C).................       5,639,468      1,651,882      5,427,799                     12,719,149
  Minority interest income (D)......         906,115         70,009                                       976,124
                                      ---------------  -------------  ------------  ---------------  ---------------
    Total revenue...................    $117,740,351    $36,590,525   $107,919,090                   $262,249,966
                                      ---------------  -------------  ------------  ---------------  ---------------

Expenses

  Property operating costs and
    expenses (E)....................      23,768,303      6,275,280     21,080,178                     51,123,761
  Food and beverage costs and
    expenses (E)....................      18,599,366      6,298,355     18,560,884                     43,458,605
  General and administrative (E)....      10,557,733      2,718,131      9,027,141                     22,303,005
  Advertising and promotion (E).....       8,549,791      2,362,637      6,598,915                     17,511,343
  Repairs and maintenance (E).......       4,688,910      1,698,630      4,999,116                     11,386,656
  Utilities (E).....................       5,157,997      1,453,801      4,962,149                     11,573,947
  Management fees (F)...............       1,740,554      1,049,217      2,108,767      1,099,569       5,998,107
  Franchise costs (G)...............       3,282,760        957,253      3,117,428                      7,357,441
  Depreciation (H)..................          47,250                                                       47,250
  Amortization (I)..................          30,649                                                       30,649
  Interest expense (J)..............          20,605                                                       20,605
  Other expense.....................         120,924        170,085                                       291,009
  Participating Lease expenses (K)..      42,108,012     13,549,661     35,977,605                     91,635,278
                                      ---------------  -------------  ------------  ---------------  ---------------
    Total expenses..................     118,672,854     36,533,050    106,432,183      1,099,569     262,737,656
                                      ---------------  -------------  ------------  ---------------  ---------------
    Net loss........................    $   (932,503)   $    57,475   $  1,486,907    $(1,099,569)   $   (487,690)
                                      ===============  =============  ============  ===============  ===============

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

                              AGH LEASING, L.P.

           NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

         The pro forma consolidated statements of operations of AGH Leasing, L.P. (the "AGH Lessee") include the results of operations of the 47 hotels leased from the American General Hospitality Operating Partnership, L.P. (the "Operating Partnership") due to the AGH Lessee's control over the operations of the hotels during the twelve-year term of the Participating Leases. The AGH Lessee has complete discretion in establishing room rates and all rates for hotel goods and services. Likewise, all operating expenses of the hotels are under the control of the AGH Lessee. The AGH Lessee has the right to manage or to enter into management contracts with other parties to manage the hotels. If the AGH Lessee elects to enter into management contracts with parties other than American General Hospitality, Inc. ("AGHI"), the AGH Lessee must obtain the prior written consent of the Company, which consent may not be unreasonably withheld.

         The AGH Lessee's results of operations are seasonal. The aggregate room revenues in the second and third quarters in the pro forma statements of operations are generally higher than room revenues in the first and fourth quarters of each fiscal year.

(A) Represents the historical consolidated statement of operations of the Company for the period July 31, 1996 (inception of operations) through December 31, 1996.
(B) Represents the adjustments to reflect the pro forma operations of the 26 hotels owned by the Company as of September 30, 1997 and 21 of the Acquired and Proposed Acquisition Hotels leased to AGH Leasing, L.P. (together, the "AGH Lessee Hotels") as if all of the Hotels were acquired on January 1, 1996 and leased to the AGH Lessee pursuant to a Participating Lease since that date.
(C) Represents historical room, food and beverage and other revenues of the AGH Lessee Hotels.
(D) Represents the amount of the AGH Lessee's minority interest investment in Twin Towers Leasing, L.P. (the "Twin Towers Lessee", together with AGH Leasing, L.P. the "AGH Lessee") which leases the Radisson Orlando Twin Towers hotel from the Operating Partnership. The Twin Towers Lessee is owned 51% by the AGH Lessee, which is the sole general partner, and 49% by Regent Carolina Corporation, which is the sole limited partner. Regent Carolina Corporation is not affiliated with the Company, the Operating Partnership or the AGH Lessee.
(E)      Represents the historical expenses of the AGH Hotels.
(F) Represents management fees to be incurred under the Management Agreements. The management fees payable to AGHI consist of a base fee of 1.5% of total revenue and an incentive fee of up to 2.0% of total revenue. The incentive fee, if applicable, is equal to 0.025% of annual total revenue for each 0.01% increase in annual total revenues over the total revenues for the preceding twelve month period up to the maximum incentive fee. The payment of the management fees to AGHI by the AGH Lessee is subordinate to the AGH Lessee's obligations to the Company under the Participating Leases. The full management fee payable during 1996 and 1997 will be earned only to the extent that the Lessee has taxable income equal to or greater than $50,000. If the AGH Lessee's taxable income is below $50,000 in 1996 and 1996, management fees are forfeited by AGHI to increase the AGH Lessee's taxable income to $50,000.
(G) Represents the historical franchise fees of the Hotels. Franchise fees associated with the hotel conversions are not included in the pro forma statements of operations since other impact including possible revenue enhancements and operating expense reductions are also not included.
(H) Historical depreciation at the AGH Hotels has been eliminated due to depreciation being recorded by the Operating Partnership. Represents depreciation related to the $315,000 of furniture, fixtures and equipment ("FF&E") purchased by the AGH Lessee from the Operating Partnership. The FF&E is depreciated over an estimated useful life of 5 years.
(I) Historical deferred loan costs and the related amortization has been eliminated since the AGH Lessee is not expected to incur similar costs. Amortization expense relates to the amortization of organization costs which are being amortized over a 60 month period.
(J) Any future interest expense related to debt for the AGH Hotels will be incurred and paid by the Operating Partnership. Interest expense related to an advance made by the Operating Partnership to the AGH Lessee for the FF&E purchase. The advance of $315,000 bears interest at 10%. The September 30, 1997 balance of the note is $248,160.
(K) Represents lease payments to the Operating Partnership from the AGH Lessee pursuant to the Participating Leases calculated on a pro forma basis by applying the rent provisions of the Participating Leases to the revenues of the AGH Hotels. The departmental thresholds in the Participating Leases are seasonally adjusted for interim periods.
(L) Represents the Company's historical statement of operations for the nine months ended September 30, 1997.

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